UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2020

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(262) 636-1200

(Former name or former address, if changed since last report.)	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230 .40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2020 Annual Meeting of Shareholders held on July 23, 2020, the shareholders of Modine Manufacturing Company (the “Company”) approved the Company’s 2020 Incentive Compensation Plan (the “Plan”).  2,890,000 shares of the Company’s common stock are available for issuance under the Plan, subject to adjustment as provided in the Plan.  A description of the Plan is included in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on June 23, 2020, under the heading “Item 2 – Approval of the Modine Manufacturing Company 2020 Incentive Compensation Plan.”  The description of the Plan is qualified in its entirety by the text of the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.  The form of Restricted Stock Unit Agreement to be used in connection with the grant of restricted stock units to the Company’s non-employee directors under the Plan is attached hereto as Exhibit 10.2.

Item 5.07          Submission of Matters to a Vote of Security Holders

Election of Directors

On July 23, 2020, the shareholders of Modine Manufacturing Company voted to elect Eric D. Ashleman, Larry O. Moore, and Marsha C. Williams to serve as directors until the 2023 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The results of the vote were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Eric D. Ashleman	39,430,475	541,829	71,212	5,011,154
Larry O. Moore	39,103,935	871,487	68,094	5,011,154
Marsha C. Williams	37,053,950	2,948,503	41,063	5,011,154

Approval of the 2020 Incentive Compensation Plan

The shareholders approved the Company’s 2020 Incentive Compensation Plan.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
34,779,312	5,140,258	123,946	5,011,154

Approval of Advisory Vote on Named Executive Officer Compensation (Say on Pay)

The shareholders approved the advisory vote on named executive officer compensation.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
36,814,652	3,103,263	125,601	5,011,154

Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.  The results of the vote were as follows:

For	Against	Abstain
43,441,519	1,522,122	91,029

Item 9.01          Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being furnished herewith:

10.1	2020 Incentive Compensation Plan

10.2	Form of Fiscal 2021 Modine Non-Employee Director Restricted Stock Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

	By:	/s/ Sylvia A. Stein
Sylvia A. Stein
Vice President, General Counsel and Corporate Secretary

Date: July 28, 2020